Fourth Quarter 2014 Review and 2015 Outlook February 5, 2015

Forward-Looking Statements Statements made in the following presentation that relate to anticipated financial performance or business operations, business services and product prospects and plans, reinvestment opportunities, changes in the amount of cash flow testing reserves, regulatory developments and similar matters may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts, are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and contingencies that may cause the operations, performance, development and results of our business to differ materially from those suggested by such statements. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements. The information contained in this presentation speaks as of Feb. 5, 2015. We undertake no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise. Historical results are not necessarily indicative of future results. Future results, including our financial performance, business operations and trends in our business and industry, are subject to significant risks and uncertainties, including without limitation the following: › the effects of fluctuations in interest rates, including a prolonged low interest rate environment or a rapidly rising interest rate environment, as well as management’s ability to anticipate and timely respond to any such fluctuations; › general economic, market or business conditions, including economic downturns or other adverse conditions in the global and domestic capital and credit markets; › the effects of significant increases in corporate refinance activity, including bond prepayments; › the performance of our investment portfolio; › the continued availability of quality commercial mortgage loan investments and our continued capacity to invest in commercial mortgage loans; › our ability to successfully execute on our strategies; › the accuracy and adequacy of our recorded reserves, including the actuarial and other assumptions upon which those reserves are established, adjusted and maintained; › the persistency of our inforce blocks of business; › deviations from assumptions used in setting prices for insurance and annuity products or establishing cash flow testing reserves; › continued viability of certain products under various economic, regulatory and other conditions; ›market pricing and competitive trends related to insurance products and services; › the effects of implementation of the Patient Protection and Affordable Care Act, including the direct effects upon our business, but also including the effects upon our competitors and our customers; › changes in amortization of deferred policy acquisition costs and deferred sales inducements; › financial strength or credit ratings changes, particularly ours but also of other companies in our industry sector; › retention of our key personnel and distribution partners; › the availability and cost of capital and financing; › the adequacy and collectibility of reinsurance that we have purchased, as well as the continued availability and cost of reinsurance coverage; › the continued availability of tax credit investments, and the continuation of current tax treatment of such investments; › changes in laws or regulations, or their interpretation, including those that could increase our business costs, reserve levels and required capital levels, or that could restrict the manner in which we do business; › the ability of our subsidiaries to pay dividends to Symetra; › our ability to implement effective risk management policies and procedures, including hedging strategies; › our ability to maintain adequate telecommunications, information technology, or other operational systems, including our ability to prevent or timely detect and remediate any unauthorized access to or disclosure of our customer information and other sensitive business data; › the initiation of regulatory investigations or litigation against us and the results of any regulatory proceedings; › the effects of changes in national monetary and fiscal policy; › the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; › the effects of redomestication of our primary life insurance company subsidiary and whether redomestication will convey the intended benefits; and › the risks that are described from time to time in our filings with the U.S. Securities and Exchange Commission, including those in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures (denoted by †) This presentation contains certain non-GAAP financial measures that differ from the comparable GAAP measures. A reconciliation between each non-GAAP measure found in this presentation and the comparable GAAP measure may be found on the Company’s website at www.symetra.com on the Investor Relations page under SEC filings (Forms 10-K and 10-Q) and under Financial Information, Quarterly Financial Results (quarterly earnings releases and financial supplements) or on the last page of this presentation. Acronym Glossary Definitions for acronyms used in this presentation are included on the last page.

Fundamentals Remain Strong ›Results Drivers for 4Q14 and FY 2014 › Continued strong sales for all divisions › Strong underwriting results in medical stop-loss › Solid interest margins for deferred fixed annuities driven by -- › Modest growth in non-FIA account values and stable base interest spreads › Meaningful contribution from growth in FIA account values › Higher operating expenses in support of growth initiatives and higher interest expense on debt › Less favorable mortality experience › Investment strategies: alternative and tax credit investments › Prepayment income 3 $ in millions

Strong Sales Production Retirement Division1 Benefits Division Individual Life Division2 1 Includes the Deferred Annuities and Income Annuities segments. 2 Excludes BOLI/COLI. $ in millions FY 2014 FY 2013 $9.4 $818.3 $2,998.2 $2,454.0 $38.0 $18.6 $166.7 $130.9 4Q14 4Q13 Retirement Division1 Individual Life Division2 Benefits Division $722.3 $818.3 $12.7 $9.4 $33.9 $24.1 4Q14 vs. 4Q13 2014 vs. 2013 4

2014 2013 Return on Equity (ROE) 7.8% 6.8% Operating Return on Average Equity (ROAE)† 9.5% 8.8% 4Q14 4Q13 2014 2013 Net Income $ 67.6 $ 64.4 $ 254.4 $ 220.7 Adjusted Operating Income† $ 60.7 $ 50.0 $ 227.2 $ 200.9 † Non-GAAP financial measure. Another Quarter (and Year) of Solid Financial Results $ in millions 5

Executing on Strategy in Tough Interest Rate Environment 6 1. Maintaining our core strengths › Strong balance sheet and financial management › Established leadership positions in medical stop-loss and bank-sold fixed deferred annuities 2. Leveraging this foundation to expand growth › Group life & DI and bank-sold FIA › Expand product offering and build out distribution for successful entry into BGA-sold UL Strengthening the Core 2010 2014 Medical stop-loss premiums $387.1 $495.0 Non-FIA deferred annuity account values $9,243.7 $11,064.9 Expanding Growth 2010 2014 FIA account values $36.6 $3,313.8 Group Life & DI premiums1 $9.5 $49.0 UL sales (AFYP) $2.1 $32.7 $ in millions 1 Excludes “other.”

Executing on Strategy (cont.) – Looking Ahead 7 3. Driving for continued strong sales in all three divisions – even in low interest rate environment 4. Managing the business with a long-term perspective › Striving toward gradual ROE expansion › Challenged by persistently low interest rates › Committed to pricing discipline › Building scale in group life and DI and individual life operations › Prudent capital management will continue to be a focus Strong Top-Line 2014 Actual 2015 Target Benefits (premiums) $595.3M > $650M Retirement (sales) $3.0B > $3B Individual Life (sales) $38.0M > $50M Capital Management 2013 – 2014 Share Repurchases $134.6M 2014 Special Dividend $150.7M 2010 - 2014 Growth in Adj. BV/share† (CAGR)1 9.1% † Non-GAAP financial measure. 1 Includes dividends of $2.55.

Guidance Range for 2015 Operating EPS†: $1.75 - $1.95 † Non-GAAP financial measure also referred to as “adjusted operating income per common share – diluted.” 9.5% 9.0% Operating ROAE 9.2% 8

2015 Operating EPS Guidance: Key Assumptions Factors 2015 Plan Assumptions › Further movements in market interest rates › 10-Yr U.S. Treasury yield at 2% for full year › Impact of further movement (-50 bps to +100 bps) in 2015 has negligible impact on 2015 results › Swapping base interest margin and prepayment income › Benefits loss ratio relative to 65%-67% target range1 › Loss ratio at the upper end of target range › Mortality experience relative to expectations › Neutral › Timing and levels of sales › Benefits premiums of over $650 million › Annuity sales of over $3 billion › Individual life sales of over $50 million › Amount of prepayments in the investment portfolio and related fee income (net of DAC/DSI amortization) › $15-20 million pretax from prepayment fees, net of amortization (versus $35 million in 2014) › Amount of issuance and yields on commercial mortgage loan originations › Production consistent with 2014 actual level; 200 bps average spread to U.S. Treasury yields › Income from alternative investments › In line with 2014 actual level of $4 million pretax › Tax credit investments › Increased investments in tax credits; effective tax rate of around 10% (versus 15% in 2014) › Capital management actions › Remaining focused on capital deployment priorities: 1) organic growth, 2) targeted M&A, 3) capital actions › Any potential return of capital may take the form of dividends or share buybacks 9 1 In 2015, Benefits loss ratio target range increased to 65%-67% from 64%-66%, to reflect continued growth in the group life and DI business, which has a higher target loss ratio than medical stop-loss.

We’re Focused on Driving Profitable Growth 10 › Maintaining our core strengths › Leveraging this foundation to expand growth › Driving continued strong sales across business lines › Managing the business with a long-term perspective

Appendix 11

› Maintain loss ratio in line with target range › Maintain position as a market leader in medical stop-loss › Accelerate growth in group life and disability income premiums › Continue to build out private exchange strategy 4Q14 4Q13 2014 2013 Operating Revenues $ 162.2 $ 156.5 $ 631.9 $ 626.4 Pretax Adjusted Operating Income $ 21.6 $ 19.2 $ 89.9 $ 64.2 Loss Ratio 63.2% 64.0% 61.5% 66.5% Total Sales $ 33.9 $ 24.1 $ 166.7 $ 130.9 Priorities Benefits Segment 32%1 of 2014 Pretax Adjusted Operating Income† $ in millions 1 Excludes Other segment pretax operating loss of $(22.5)M. † Non-GAAP financial measure. 12

› Maintain solid interest spread on fixed annuities › Maintain strong position in sales of fixed annuities through banks and broker- dealers › Continue to drive strong FIA sales through banks and broker-dealers 1 Excludes Other segment pretax operating loss of $(22.5)M. 2 Excludes FIA. Base interest spread excludes asset prepayment-related income, net of related deferred sales inducement amortization, and mortgage-backed securities prepayment speed adjustment. 4Q14 4Q13 2014 2013 Operating Revenues $ 178.0 $ 149.0 $ 643.3 $ 592.6 Pretax Adjusted Operating Income $ 40.8 $ 27.0 $ 129.1 $ 107.3 Base Interest Spread2 1.71% 1.74% 1.74% 1.77% Total Sales $ 642.3 $ 732.9 $ 2,679.4 $ 2,243.5 Total Account Values (end of period) $15,173.6 $13,422.9 Priorities Deferred Annuities Segment 46%1 of 2014 Pretax Adjusted Operating Income 13 $ in millions

› Continue efforts to stabilize interest spread with commercial mortgage loan origination strategy › Expand SPIA sales through banks, broker-dealers and BGAs 4Q14 4Q13 2014 2013 Operating Revenues $ 96.0 $ 99.2 $ 383.0 $ 400.5 Pretax Adjusted Operating Income $ 0.9 $ 6.4 $ 15.9 $ 32.3 Base Interest Spread2 0.56% 0.52% 0.49% 0.52% Total Sales $ 80.0 $ 85.4 $ 318.8 $ 210.5 Reserves (end of period) $ 6,487.7 $ 6,489.9 1 Excludes Other segment pretax operating loss of $(22.5)M. 2 Excludes asset prepayment-related income, alternative investment income and mortgage-backed securities prepayment speed adjustment. Income Annuities Segment 6%1 of 2014 Pretax Adjusted Operating Income Priorities $ in millions 14

4Q14 4Q13 2014 2013 Operating Revenues $ 120.4 $ 113.5 $ 465.8 $ 452.5 Pretax Adjusted Operating Income $ 9.1 $ 13.8 $ 45.7 $ 55.3 BOLI Base ROA2 0.62% 0.87% 0.81% 0.80% Individual Sales $ 12.7 $ 9.4 $ 38.0 $ 18.6 › Drive higher penetration rates in BGA distribution network › Continue to broaden UL product portfolio Individual Life Segment 16%1 of 2014 Pretax Adjusted Operating Income Priorities 1 Excludes Other segment pretax operating loss of $(22.5)M. 2 Excludes asset prepayment-related income and mortgage-backed securities prepayment speed adjustment. $ in millions 15

As of 12/31/14 › Pretax impairments of $10.0M in 4Q14 vs. $2.9M in 4Q13 › 96% of fixed maturities portfolio is investment grade › Commercial mortgage loan portfolio: › Attractive yields: 4Q14 originations funded above 220 bps spread over Treasury securities › Excellent credit performance: at 12/31/14, one loan for $1.5M was considered non-performing 16 High-Quality Investment Portfolio $30.6 billion Portfolio Composition Limited partnerships 1.0% Commercial mortgage loans 13.5% Equities 2.1% Policy loans and other 0.5% Fixed maturities 82.9%

Acronym Glossary and Non-GAAP Reconciliation AFYP Annualized first-year premium ALM Asset-liability management BGA Brokerage general agency BOLI Bank-owned life insurance BV Book value CAGR Compound annual growth rate CML Commercial mortgage loans COLI Corporate-owned life insurance DI Disability income FIA Fixed indexed annuity PGAAP GAAP purchase accounting ROA Return on assets ROAE Operating return on average equity ROE Return on equity SPIA Single-premium immediate annuity SPL Single-premium life UL Universal life 17 (in millions, except per-share data) As of December 31, 2014 2010 Book value per share $ 29.02 $ 17.18 Non-GAAP Financial Measure: Adjusted book value per share $ 20.47 $ 16.23 Total Stockholders' Equity $ 3,360.6 $ 2,356.6 Less: AOCI 990.6 437.6 Adjusted Book Value $ 2,370.0 $ 1,919.0 Common shares outstanding 115.797 118.216 Common shares outstanding, including warrants 115.797 137.192 Adjusted Book Value per Share

Symetra® and the Symetra logo are registered service marks of Symetra Life Insurance Company, 777 108th Ave NE, Suite 1200, Bellevue, WA 98004.